UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 27, 2005


                                CenturyTel, Inc.

             (Exact name of registrant as specified in its charter)


     Louisiana                     1-7784                      72-0651161
 (State or other)             (Commission File                (IRS Employer
  jurisdiction of                  Number)                 Identification No.)
  incorporation)

     100 CenturyTel Drive, Monroe, Louisiana                     71203
     (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code          (318) 388-9000


                      -------------------------------------


Item 2.02.    Results of Operations and Financial Condition.

         The following information, except for any forward-looking statements (including our forecasts for the upcoming quarter) and except for our references to non-GAAP financial measures (as defined in Regulation G promulgated by the Securities and Exchange Commission), shall be deemed incorporated by reference into any registration statement heretofore and hereafter filed by us under the Securities Act of 1933, as amended, except to the extent that such incorporated information is superceded by information as of a subsequent date that is included in or incorporated by reference into any such registration statement. None of the following information shall be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

         On October 29, 2005, we issued a press release announcing our third quarter 2005 consolidated operating results. More complete information on our operating results will be included in our Quarterly Report on Form 10-Q for the period ended September 30, 2005, which we expect to file shortly with the Securities and Exchange Commission. The complete press release is included as
Exhibit 99.

Item 9.01.    Financial Statements and Exhibits.

         (c)  Exhibit.

              99 Press release dated October 27, 2005 reporting third quarter 2005 operating results.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CENTURYTEL, INC.


                                            By:  /s/ Neil A. Sweasy
                                               ----------------------------
                                               Neil A. Sweasy
                                               Vice President and Controller

Dated:  October 27, 2005